Exhibit 10.1

EXECUTION COPY

AUGMENTING LENDER SUPPLEMENT

AUGMENTING LENDER SUPPLEMENT, dated December 6, 2023 (this “Supplement”), by and among each of the signatories hereto, to the Credit Agreement dated as of November 9, 2023 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), between NiSource Inc., a Delaware corporation (the “Borrower”), the Lenders party thereto and U.S. Bank National Association, as the Administrative Agent (the “Administrative Agent”).

W I T N E S S E T H

WHEREAS, the Credit Agreement provides in Section 2.08 thereof that any bank, financial institution or other entity may extend Commitments under the Credit Agreement subject to the approval of the Borrower and the Administrative Agent, by executing and delivering to the Borrower and the Administrative Agent a supplement to the Credit Agreement in substantially the form of this Supplement; and

WHEREAS, the undersigned Augmenting Lenders were not original parties to the Credit Agreement but now desire to become parties thereto;

NOW, THEREFORE, each of the parties hereto hereby agrees as follows:

1. Each undersigned Augmenting Lender agrees to be bound by the provisions of the Credit Agreement and agrees that it shall, on the date of this Supplement, become a Lender for all purposes of the Credit Agreement to the same extent as if originally a party thereto, with a Commitment with respect to term loans of $200,000,000. Each Augmenting Lender severally agrees with each other Lender providing additional Commitments on the date hereof, if any, to make a term loan to the Borrower in Dollars in a single drawing on the date hereof, in an aggregate principal amount not to exceed such Augmenting Lender’s additional Commitment hereunder. Notwithstanding the provisions of Section 2.02(d) of the Credit Agreement, the Borrower, the Administrative Agent and each Augmenting Lender agree that the Borrowing Request with respect to the additional Commitments hereunder may be provided upon only one (1) Business Day’s prior notice.

2. Each undersigned Augmenting Lender (a) represents and warrants that it is legally authorized to enter into this Supplement; (b) confirms that it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 5.01 thereof, as applicable, and has reviewed such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Supplement; (c) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement or any other instrument or document furnished pursuant hereto or thereto; (d) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement or any other instrument or document furnished pursuant hereto or thereto as are delegated to the Administrative Agent by the terms thereof, together with such powers as are incidental thereto; and (e) agrees that it will be bound by the provisions of the Credit Agreement and will perform in accordance with its terms all the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender.

3. Each Augmenting Lender’s address for notices for the purposes of the Credit Agreement is as follows:

Bank of Montreal:

Bank of Montreal Chicago Branch
Attention: Melissa L. Price; melissa.l.price@bmo.com
111 W. Monroe Street
Chicago, IL 60603-4096

Mizuho Bank, Ltd:

Mizuho Bank, Ltd.
1271 Avenue of the Americas
New York, NY 10020
Attention: Andrew Taylor
Andrew.taylor@mizuhogroup.com

Mizuho Bank Loan Operations
1800 Plaza Ten
Harborside Financial Ctr.
Jersey City, NJ 07311
Attention: Vijay Varma
LAU_USCorp3@mizuhogroup.com

4. The Borrower hereby represents and warrants that the conditions precedent set forth in Section 2.08 of the Credit Agreement are satisfied (including, without limitation, satisfaction of the conditions set forth in Section 3.02) on and as of the date hereof.

5. Terms defined in the Credit Agreement shall have their defined meanings when used herein.

6. This Supplement shall be governed by, and construed in accordance with, the laws of the State of New York.

7. This Supplement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same document.

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IN WITNESS WHEREOF, each of the undersigned has caused this Supplement to be executed and delivered by a duly authorized officer on the date first above written.

MIZUHO BANK, LTD as Augmenting Lender

By:	/s/ Edward Sacks
	Name:	Edward Sacks
	Title:	Authorized Signatory

BANK OF MONTREAL as Augmenting Lender

By:	/s/ Yash Gandhi
	Name:	Yash Gandhi
	Title:	Vice President

Signature Page to NiSource Augmenting Lender Supplement

(Mizuho and BMO)

Accepted and agreed to as of the date first written above:

NISOURCE INC.

By:	/s/ Randy G. Hulen
Name:	Randy G. Hulen
Title:	Vice President, Investor Relations and Treasurer

Acknowledged as of the date first written above:

U.S. BANK NATIONAL ASSOCIATION as Administrative Agent

By:	/s/ John M. Eyerman
Name:	John M. Eyerman
Title:	Senior Vice President

Signature Page to NiSource Augmenting Lender Supplement

(Mizuho and BMO)